Share-based compensation (Q3)	9 Months Ended
Sep. 30, 2025
Share-Based Payment Arrangement [Abstract]
Share-based compensation	Share-based compensation
Prior to the Spin-off, key employees of the Company participated in Parent’s share-based compensation plans. All awards granted under these plans were based on Parent’s ordinary shares. Prior to the Spin-off, share-based compensation expense was allocated to the Company based upon the portion of the Parent’s share-based compensation plans in which the Company employees participated.
At the time of the Spin-off, each outstanding Parent performance stock option, performance share unit, and restricted share unit held by a Company employee were converted into Company awards using a formula designed to preserve the intrinsic value of the awards immediately prior to and subsequent to the Spin-off. The converted awards will continue to vest over the original vesting period, which is generally three years from the grant date for performance share units and restricted share units, and five years from the grant date for performance stock options. The incremental compensation expense related to the conversion of the share-based awards was immaterial to the financial statements.
Effective June 23, 2025, the Company established the Amrize Ltd 2025 Omnibus Incentive Plan (“2025 Plan”). A total of 25,500,000 shares are authorized for issuance under the 2025 Plan. The 2025 Plan provides for the grant of share options (including Incentive Stock Options and nonqualified stock options), Restricted Stock Units (“RSUs”), Performance Share Units (“PSUs”), and other share-based awards.
During the third quarter of 2025, the Company granted RSUs representing 82,261 ordinary shares of the Company. Each RSU entitles the recipient to receive one share of common stock upon vesting. These RSUs cliff vest on specified dates. During the third quarter of 2025, the Company granted PSUs representing 656,544 ordinary shares of the Company at target performance levels. These PSUs cliff vest in March 2028. The number of ordinary shares of PSUs to be received upon vesting will be determined based on the relative achievement of performance metrics. PSUs are based on internal financial performance metrics or total shareholder return relative to a peer group.
The fair value of RSUs and PSUs based on internal financial performance metrics is determined using the closing price of the Company’s Common Stock at grant date. For PSUs that include a market condition, the Company measures the fair value using a Monte Carlo simulation.
Compensation expense is recognized over the vesting period for time-based awards. For PSUs based on total shareholder return, compensation expense is recognized whether or not the market condition is attained, as long as the service condition is met. For PSUs based on internal financial performance metrics, compensation expense is recognized over the service period only if it is probable that the performance condition will be achieved. The Company reassesses the probability of vesting at each reporting period and adjusts the compensation expense based on its probability assessment. We have elected to recognize forfeitures as an adjustment to compensation expense in the same period as the forfeitures occur. Expense is recorded in Cost of revenues and Selling, general and administrative expenses, as incurred.
Total share-based compensation expense for the three and nine months ended September 30, 2025 and 2024 and the respective income tax benefit recognized was immaterial to these unaudited condensed consolidated financial statements.